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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)(Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 05/31/13

Item 1. Schedule of Investments.

Invesco Bond Fund
Quarterly Schedule of Portfolio Holdings May 31, 2013

invesco.com/us	VK-CE-BOND-QTR-1 05/13	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2013

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–98.18%

Advertising–1.12%

Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,197,348
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	10,000	10,800
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	260,000	262,133
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	1,080,000	1,175,392
		2,645,673

Aerospace & Defense–1.12%

B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	20,000	21,100
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/23(b)	30,000	31,725
7.75%, 03/15/20(b)	90,000	106,200
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	55,000	55,825
Erickson Air-Crane Inc., Sr. Sec. Gtd. Notes, 8.25%, 05/01/20(b)	25,000	25,875
GenCorp Inc., Sr. Sec. Gtd. Notes, 7.13%, 03/15/21(b)	85,000	91,375
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes, 2.25%, 11/15/22	600,000	565,757
3.60%, 11/15/42	500,000	445,035
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/18	55,000	60,225
7.13%, 03/15/21	50,000	55,000
L3 Communications Corp., Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,084,139
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	30,000	30,188
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	45,000	48,487
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	10,000	10,450
		2,631,381

Agricultural Products–1.32%

Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	1,685,000	1,805,557

	Principal Amount	Value

Agricultural Products–(continued)

Ingredion Inc., Sr. Unsec. Global Notes, 1.80%, 09/25/17	$460,000	$457,490
Sr. Unsec. Notes, 3.20%, 11/01/15	460,000	483,063
6.63%, 04/15/37	300,000	357,641
		3,103,751

Airlines–3.08%
Air Canada (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	25,000	25,969
America West Airlines Pass Through Trust, Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	319,423	355,557
American Airlines Pass Through Trust, Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	388,275	416,668
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	710,621	760,364
Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	15,178	15,643
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	12,452	14,538
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	628,226	656,496
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.25%, 04/11/20	2,000,000	2,141,250
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	130,000	136,175
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	450,552	516,867
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	15,000	15,891
Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	410,658	450,697
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	20,000	21,200
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	132,620	149,032
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	593,040	651,232

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Airlines–(continued)

Hawaiian Airlines, Series 2013-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 3.90%, 01/15/26	$805,000	$802,987
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	55,000	56,650
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	58,737	58,076
		7,245,292

Alternative Carriers–0.13%

Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	50,000	56,125
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	30,000	32,775
11.88%, 02/01/19	60,000	69,300
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	55,000	57,612
8.13%, 07/01/19	25,000	27,188
8.63%, 07/15/20	20,000	22,100
9.38%, 04/01/19	35,000	38,850
		303,950

Apparel Retail–0.08%

J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	90,000	96,300
L Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	80,325
		176,625

Apparel, Accessories & Luxury Goods–0.24%

Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	70,000	77,437
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	170,000	183,175
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	10,000	11,150
7.63%, 05/15/20	160,000	178,800
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	10,000	10,038
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	99,875
		560,475

Application Software–0.02%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	55,000	56,100

	Principal Amount	Value

Asset Management & Custody Banks–1.03%

Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/23(b)	$1,190,000	$1,302,412
6.25%, 08/15/42(b)	490,000	549,134
Carlyle Holdings II Finance LLC, Unsec. Gtd. Notes, 5.63%, 03/30/43(b)	575,000	571,131
		2,422,677

Auto Parts & Equipment–0.07%

Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	90,000	96,975
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	35,000	36,663
6.63%, 10/15/22	30,000	32,475
		166,113

Automobile Manufacturers–1.56%

Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	1,500,000	1,410,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 3.00%, 06/12/17	1,000,000	1,027,405
4.25%, 09/20/22	1,200,000	1,236,465
		3,673,870

Automotive Retail–1.02%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,540,000	1,692,660
AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	675,000	699,135
		2,391,795

Biotechnology–0.01%

STHI Holding Corp., Sr. Sec. Gtd. Notes, 8.00%, 03/15/18(b)	25,000	27,375

Brewers–0.40%

Heineken NV (Netherlands), Sr. Unsec. Notes, 1.40%, 10/01/17(b)	600,000	592,465
SABMiller Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 4.95%, 01/15/42(b)	325,000	352,884
		945,349

Broadcasting–2.24%

Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	15,000	15,863
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	40,000	42,700
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	105,000	112,087

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Broadcasting–(continued)

COX Communications Inc., Sr. Unsec. Notes, 4.70%, 12/15/42(b)	$1,000,000	$962,694
6.25%, 06/01/18(b)	1,300,000	1,557,503
8.38%, 03/01/39(b)	305,000	440,291
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	2,000,000	2,111,255
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	15,000	16,088
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,078
		5,263,559

Building Products–0.47%

American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	90,000	95,175
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	50,000	50,500
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	105,000	111,037
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	20,000	22,463
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	158,000	173,405
10.00%, 12/01/18	40,000	44,900
Owens Corning Inc., Sr. Unsec. Gtd. Global Notes, 4.20%, 12/15/22	415,000	425,583
USG Corp., Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	65,000	73,450
Sr. Unsec. Notes, 9.75%, 01/15/18	95,000	112,337
		1,108,850

Cable & Satellite–5.23%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	45,000	45,787
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.13%, 07/15/22	2,000,000	2,041,060
4.25%, 01/15/33	860,000	858,674
5.70%, 05/15/18	1,545,000	1,845,581
6.50%, 01/15/15	500,000	547,117
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	738,914
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	295,000	302,385
5.15%, 03/15/42	490,000	478,366
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	440,000	435,895

	Principal Amount	Value

Cable & Satellite–(continued)

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/23	$75,000	$71,437
5.88%, 07/15/22	30,000	30,225
Sr. Unsec. Notes, 5.13%, 05/01/20(b)	65,000	63,700
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	50,000	54,875
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	15,000	16,875
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	55,000	59,950
7.50%, 04/01/21	45,000	49,725
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	75,000	78,187
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes, 2.10%, 04/01/14	375,000	380,134
5.15%, 04/30/20	210,000	247,596
5.95%, 04/01/41	355,000	429,039
Sirius XM Radio Inc., Sr. Unsec. Notes, 4.25%, 05/15/20(b)	25,000	24,438
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Deb., 6.55%, 05/01/37	310,000	354,729
Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	830,410
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	350,000	392,448
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	95,000	103,075
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	420,000	442,938
6.50%, 01/15/18	1,290,000	1,371,676
		12,295,236

Casinos & Gaming–0.46%

Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	60,225
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	30,000	32,475
9.13%, 12/01/18	15,000	16,238
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	20,000	14,200
Sr. Sec. Gtd. Global Notes, 10.00%, 12/15/15	15,000	13,238
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	45,000	43,537
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	60,000	59,550
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	50,000	48,375

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Casinos & Gaming–(continued)

CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	$50,000	$53,500
10.75%, 01/15/17	82,437	90,269
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	10,000	6,350
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	185,000	201,187
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	100,000	115,500
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	67,000	72,360
Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.22%, 02/01/14(b)(c)	65,000	64,756
Sr. Sec. Notes, 9.13%, 02/01/15(b)	72,000	72,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec. Notes, 6.38%, 06/01/21(b)	10,000	10,025
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	90,000	95,456
7.75%, 08/15/20	15,000	17,025
		1,086,266

Coal & Consumable Fuels–0.14%

Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	22,000	23,650
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	145,000	160,950
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	66,000	70,785
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	60,000	64,950
		320,335

Communications Equipment–0.06%

Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21	20,000	16,900
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	115,000	108,531
9.00%, 04/01/19(b)	20,000	19,750
		145,181

Computer & Electronics Retail–0.05%

Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	105,000	113,006

	Principal Amount	Value

Computer Storage & Peripherals–0.07%

Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	$90,000	$99,450
Sr. Unsec. Gtd. Notes, 4.75%, 06/01/23(b)	70,000	68,250
		167,700

Construction & Engineering–0.35%

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	114,450
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	163,913
URS Corp., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/22(b)	500,000	533,909
		812,272

Construction & Farm Machinery & Heavy Trucks–0.95%

Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	45,000	52,988
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 0.70%, 11/06/15	900,000	900,374
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	62,000	63,085
Deere & Co., Sr. Unsec. Notes, 3.90%, 06/09/42	705,000	669,892
John Deere Capital Corp., Sr. Unsec. Global Notes, 0.88%, 04/17/15	310,000	312,026
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	50,000	53,375
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	40,000	45,600
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	74,000	76,590
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	10,000	10,625
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	5,000	5,413
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	53,750
		2,243,718

Construction Materials–0.28%

Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	100,000	106,287
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes, 8.13%, 07/15/18	315,000	392,606

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Construction Materials–(continued)

Ply Gem Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	$15,000	$16,425
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	130,000	144,300
		659,618

Consumer Finance–0.70%

Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	265,000	312,037
8.00%, 03/15/20	15,000	17,963
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	497,307
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	20,000	21,150
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	792,080
		1,640,537

Data Processing & Outsourced Services–0.40%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	353,440
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	125,000	137,500
First Data Corp., Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	130,000	136,662
7.38%, 06/15/19(b)	45,000	47,644
8.25%, 01/15/21(b)	181,000	192,539
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	20,000	19,325
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/20	30,000	33,112
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	30,000	29,925
		950,147

Department Stores–0.04%

Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	85,000	83,088

Distillers & Vintners–0.03%

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	70,200
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	5,000	5,638
		75,838

Diversified Banks–8.06%

Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	250,000	254,444
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	555,000	573,001

	Principal Amount	Value

Diversified Banks–(continued)

Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	$585,000	$585,733
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	374,510
BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	1,100,000	1,115,008
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	775,000	777,756
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	500,000	538,024
4.50%, 10/30/15(b)	1,075,000	1,147,589
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,199,228
HSBC Finance Corp., Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,136,889
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	529,244
ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	600,000	642,941
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	510,000	526,516
3.75%, 03/07/17(b)	990,000	1,049,316
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 3.50%, 08/22/17	355,000	373,770
4.38%, 08/10/15	1,135,000	1,206,672
Lloyds TSB Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	540,000	612,880
National Australia Bank (Australia), Sr. Unsec. Medium- Term Global Notes, 2.00%, 03/09/15	460,000	470,994
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(d)	210,000	282,109
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43% (d)	25,000	23,937
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	309,917
Unsec. Sub. Notes, 6.13%, 12/15/22	50,000	51,790
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 2.99%, 10/07/13(b)	500,000	501,789
3.72%, 01/20/15(b)	800,000	800,617

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	$700,000	$776,711
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 3.20%, 05/12/16(b)	500,000	526,608
Turkiye IS Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	1,180,000	1,205,700
VTB Bank OJSC Via VTB Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.32%, 02/22/18(b)	915,000	1,000,003
6.55%, 10/13/20(b)	325,000	357,797
		18,951,493

Diversified Capital Markets–0.29%

UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	573,000	671,996

Diversified Chemicals–1.06%

Dow Chemical Co. (The), Sr. Unsec. Global Notes, 3.00%, 11/15/22	890,000	862,377
4.25%, 11/15/20	1,485,000	1,622,861
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	10,000	10,125
		2,495,363

Diversified Metals & Mining–2.36%

Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	660,000	868,354
BHP Billition Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/19	1,000,000	1,247,219
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	15,000	15,375
6.88%, 04/01/22(b)	35,000	35,525
8.25%, 11/01/19(b)	105,000	111,038
Freeport-McMoran Copper & Gold Inc., Sr. Unsec. Notes, 3.88%, 03/15/23(b)	800,000	784,491
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	820,000	828,208
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	750,000	654,391
5.38%, 04/16/20	230,000	255,544
6.75%, 04/16/40	335,000	355,444
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	114,922
Walter Energy Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/21(b)	28,000	28,420

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 5.55%, 10/25/42(b)	$250,000	$245,415
		5,544,346

Diversified REIT’s–0.26%

Qatari Diar Finance QSC (Qatar), Sr. Unsec. Gtd. Notes, 5.00%, 07/21/20(b)	545,000	611,595

Drug Retail–1.65%

CVS Caremark Corp., Sr. Unsec. Global Notes, 2.75%, 12/01/22	670,000	652,081
CVS Pass Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	1,241,830	1,414,204
Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,594,688	1,821,465
		3,887,750

Electric Utilities–3.27%

Appalachian Power Co., Sr. Unsec. Floating Rate Notes, 0.65%, 08/16/13(c)	1,000,000	1,000,637
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	1,500,000	1,566,193
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(b)	820,000	891,361
Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	650,000	770,232
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	610,000	587,268
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	250,000	251,759
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	350,000	415,418
Southern Co. (The), Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	400,000	414,442
Southern Power Co., Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	1,175,000	1,272,892
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	500,000	513,538
		7,683,740

Electrical Components & Equipment–0.02%

Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	40,000	41,500

Electronic Components–0.70%

Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	1,600,000	1,642,795

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Electronic Manufacturing Services–0.04%

Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	$90,000	$96,525

Environmental & Facilities Services–0.29%

Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	20,000	20,700
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	645,000	667,026
		687,726

Food Distributors–0.01%

ARAMARK Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/20(b)	20,000	20,850

Forest Products–0.02%

Boise Cascade LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	5,000	5,388
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	45,000	46,800
		52,188

Gas Utilities–0.13%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	55,000	59,950
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	85,000	90,525
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	37,000	40,145
Sr. Unsec. Notes, 7.38%, 03/15/20	115,000	123,912
		314,532

General Merchandise Stores–0.58%

Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	640,000	636,233
3.25%, 04/15/23	450,000	437,478
Sr. Unsec. Gtd. Global Notes, 4.13%, 07/15/17	275,000	298,438
		1,372,149

Gold–2.53%

Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 3.85%, 04/01/22	355,000	338,903
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	750,000	710,108
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	30,000	30,600

	Principal Amount	Value

Gold–(continued)

Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	$1,000,000	$924,648
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.13%, 09/01/21	300,000	299,864
6.88%, 09/01/41	700,000	696,433
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	360,000	348,908
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	1,125,000	1,071,044
4.88%, 03/15/42	1,195,000	1,030,459
Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	500,220
		5,951,187

Health Care Distributors–0.55%

AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	1,250,000	1,304,222

Health Care Equipment–0.08%

Biomet Inc., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	15,000	15,862
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	50,000	51,250
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	5,000	5,188
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	65,000	68,412
Universal Hospital Services Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/20	40,000	43,100
		183,812

Health Care Facilities–0.15%

HCA Holdings Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	70,000	75,600
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	35,000	38,588
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	90,000	96,075
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.75%, 09/15/22	18,000	19,935
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	5,000	4,788
Tenet Healthcare Corp., Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	5,000	5,100
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	47,587
Sr. Unsec. Global Notes, 8.00%, 08/01/20	55,000	60,912
		348,585

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Health Care Services–0.23%

Express Scripts Holding Co., Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	$445,000	$469,809
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	55,000	59,675
		529,484

Health Care Technology–0.04%

MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	85,000	93,713

Home Improvement Retail–0.03%

Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	70,000	76,125

Homebuilding–0.82%

Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	57,000	63,697
Sr. Unsec. Gtd. Notes, 7.25%, 02/01/23(b)	35,000	37,363
Sr. Unsec. Gtd. Notes, 9.13%, 06/15/18	30,000	32,513
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	60,000	66,450
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	95,000	99,037
Sr. Unsec. Gtd. Notes, 7.50%, 05/15/16	20,000	21,425
11.88%, 10/15/15	10,000	11,550
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	62,000	70,912
Sr. Unsec. Gtd. Notes, 5.00%, 11/15/22(b)	61,000	61,534
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	65,000	72,312
MDC Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,205,000	1,193,618
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	25,000	28,375
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	50,000	52,188
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/15/21(b)	10,000	10,100
7.75%, 04/15/20(b)	76,000	84,740
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	20,000	22,400
		1,928,214

Hotels, Resorts & Cruise Lines–0.33%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 1.88%, 12/15/17	435,000	430,746
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	260,000	273,650
7.50%, 10/15/27	60,000	68,700

	Principal Amount	Value

Hotels, Resorts & Cruise Lines –(continued)

Wyndham Worldwide Corp., Sr. Unsec. Global Notes, 6.00%, 12/01/16	$9,000	$10,139
		783,235

Household Products–0.07%

Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	51,000	53,231
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	105,000	107,625
		160,856

Housewares & Specialties–0.02%

American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	45,000	45,788
Spectrum Brands Escrow Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/15/20(b)	5,000	5,400
		51,188

Independent Power Producers & Energy Traders–0.08%

AES Corp/VA, Sr. Unsec. Global Notes, 7.38%, 07/01/21	65,000	76,375
Sr. Unsec. Global Notes, 8.00%, 10/15/17	5,000	5,913
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	29,000	32,915
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	15,000	16,125
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	55,452	60,304
		191,632

Industrial Conglomerates–2.05%

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 4.65%, 10/17/21	600,000	663,298
5.50%, 01/08/20	320,000	374,035
Class C, Jr. Unsec. Sub. Global Notes, 5.25%	1,000,000	1,000,500
General Electric Co., Sr. Unsec. Global Notes, 2.70%, 10/09/22	360,000	354,945
Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(d)	2,290,000	2,438,850
		4,831,628

Industrial Machinery–1.10%

Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	20,000	20,750
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 1.35%, 12/01/15	1,190,000	1,199,706
3.15%, 09/15/22	605,000	585,195
5.00%, 05/15/21	710,000	782,408
		2,588,059

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Integrated Oil & Gas–0.79%

Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	$265,000	$300,775
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	450,000	480,957
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	960,000	1,066,957
		1,848,689

Integrated Telecommunication Services–2.96%

AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	124,712
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	655,000	658,470
2.95%, 05/15/16	370,000	390,745
4.45%, 05/15/21	190,000	212,382
6.15%, 09/15/34	500,000	588,695
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	637,908
Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	181,542
Sr. Unsec. Gtd. Notes, 4.88%, 03/06/42(b)	1,000,000	1,034,210
6.75%, 08/20/18	225,000	277,448
Qtel International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.25%, 02/21/23(b)	830,000	804,559
3.38%, 10/14/16(b)	315,000	333,190
4.75%, 02/16/21(b)	200,000	220,747
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	950,710
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	300,000	295,456
6.40%, 02/15/38	200,000	242,078
		6,952,852

Internet Software & Services–0.40%

Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	730,000	732,713
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/15/22 (b)	60,000	64,200
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/23	55,000	57,475
7.00%, 07/15/21	50,000	56,000
VeriSign Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/01/23 (b)	20,000	20,175
		930,563

	Principal Amount	Value

Investment Banking & Brokerage–4.18%

Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (d)	$1,165,000	$1,365,963
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 3.63%, 01/22/23	1,225,000	1,208,085
5.25%, 07/27/21	565,000	631,882
5.75%, 01/24/22	230,000	263,526
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	615,000	645,372
Unsec. Sub. Global Notes, 6.75%, 10/01/37	310,000	338,195
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	1,095,000	1,196,621
7.63%, 08/13/19(b)	498,000	599,623
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/42	835,000	981,138
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	1,000,000	1,054,375
Series 1654, Unsec. Sub. Medium-Term Notes, 4.10%, 05/22/23	1,195,000	1,144,225
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	392,218
		9,821,223

Leisure Facilities–0.02%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	35,000	35,175
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	20,000	21,425
		56,600

Life & Health Insurance–4.48%

Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	650,000	705,053
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	1,164,065
MetLife Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,261,887
Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	368,079
Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	50,000	62,069
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,803,192
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,312,015
Prudential Financial, Inc., Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,644,951

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Life & Health Insurance–(continued)

Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	$820,000	$889,572
6.63%, 12/01/37	390,000	495,089
7.38%, 06/15/19	645,000	822,729
		10,528,701

Managed Health Care–1.87%

Cigna Corp., Sr. Unsec. Global Notes, 5.38%, 02/15/42	890,000	1,005,171
Sr. Unsec. Notes, 4.50%, 03/15/21	435,000	479,087
5.88%, 03/15/41	350,000	415,146
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	405,000	386,424
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 2.75%, 02/15/23	665,000	642,553
Sr. Unsec. Notes, 5.95%, 02/15/41	590,000	707,833
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	750,000	756,329
		4,392,543

Marine–0.01%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	20,000	20,750

Movies & Entertainment–0.49%

AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	115,000	126,500
Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 12/15/22	40,000	40,800
Coinstar Inc., Sr. Unsec. Gtd. Notes, 6.00%, 03/15/19 (b)	60,000	61,800
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	100,000	109,250
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	802,188
		1,140,538

Multi-Line Insurance–0.70%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,424,298
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,000	2,140
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	55,000	65,725
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	100,000	120,000
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	25,000	36,864
		1,649,027

	Principal Amount	Value

Multi-Utilities–0.61%

Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	$800,000	$853,147
Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	480,000	580,063
		1,433,210

Office REIT’s–0.69%

Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	1,525,000	1,613,721

Office Services & Supplies–0.80%

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	5,000	5,400
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,730,000	1,885,180
		1,890,580

Oil & Gas Drilling–0.43%

Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	16,000	17,200
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	90,000	96,975
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	835,000	904,667
		1,018,842

Oil & Gas Equipment & Services–0.12%

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	35,000	38,062
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	120,000	123,900
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/21 (b)	20,000	20,600
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	91,000	95,095
		277,657

Oil & Gas Exploration & Production–3.93%

Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.95%, 09/15/16	1,385,000	1,578,434
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	620,000	622,793
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	40,000	41,700
6.75%, 11/01/20	35,000	37,888
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/21(b)	62,000	65,875
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	45,000	48,375
8.25%, 09/01/21	85,000	93,500

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production –(continued)

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	$25,000	$28,188
Sr. Unsec. Gtd. Notes, 5.75%, 03/15/23	20,000	20,900
6.63%, 08/15/20	102,000	113,602
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	120,000	128,850
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	365,000	391,933
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,134,633
EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	475,000	526,346
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	41,000	42,947
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	84,000	84,000
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	15,000	15,000
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	127,000	130,175
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	8,000	8,840
Legacy Reserves LP/Legacy Reserves Finance Corp., Sr. Unsec. Gtd. Notes, 6.63%, 12/01/21(b)	22,000	21,670
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.38%, 01/30/23(b)	51,000	52,530
6.50%, 03/15/21(b)	5,000	5,200
Memorial Production Partners L.P./Memorial Production Finance Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/01/21(b)	94,000	95,880
Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	685,000	741,889
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	735,000	754,401
5.75%, 01/20/20	410,000	451,859
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	630,000	708,194
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	25,000	25,500
Sr. Unsec. Notes, 5.38%, 10/01/22	53,000	54,590
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	12,000	12,270
5.75%, 06/01/21	80,000	85,000

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	$72,000	$74,520
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	30,000	32,850
6.63%, 02/15/19	120,000	129,000
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	800,000	836,150
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	35,000	38,063
		9,233,545

Oil & Gas Refining & Marketing–0.25%

Crosstex Energy L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 06/01/22	25,000	26,875
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	91,000	94,640
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	25,000	26,344
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	35,000	39,900
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	325,000	397,260
		585,019

Oil & Gas Storage & Transportation–2.59%

Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	75,000	79,687
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 08/01/23(b)	20,000	20,700
6.63%, 10/01/20(b)	75,000	80,250
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 06/01/19	123,000	130,072
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	365,000	347,058
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	63,000	72,607
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	690,000	749,997
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	300,000	346,517
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,250,000	1,534,868
Series G, Sr. Unsec. Gtd. Global Notes, 5.60%, 10/15/14	720,000	766,861

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	$72,000	$76,140
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	25,000	26,250
6.50%, 08/15/21	55,000	59,813
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Notes, 6.50%, 05/15/21(b)	37,000	37,416
Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	185,000	191,354
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	5,000	4,950
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	292,008
Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	500,000	527,989
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	11,000	11,908
6.88%, 02/01/21	95,000	103,075
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	44,500
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	595,486
		6,099,506

Other Diversified Financial Services–3.08%

Bank of America Corp., Sr. Unsec. Global Notes, 3.70%, 09/01/15	500,000	525,972
Sr. Unsec. Medium-Term Notes, 3.30%, 01/11/23	1,125,000	1,090,030
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	500,000	572,837
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	832,240
Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95% (d)	750,000	790,313
Compiler Finance Sub Inc., Sr. Unsec. Notes, 7.00%, 05/01/21(b)	5,000	5,025
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(b)	555,000	555,918
ING US Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/22(b)	905,000	1,014,578
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.25%, 09/23/22	535,000	524,563
3.45%, 03/01/16	270,000	286,079
Merrill Lynch & Co., Inc., Unsec. Sub. Global Notes, 7.75%, 05/14/38	765,000	964,971

	Principal Amount	Value

Other Diversified Financial Services –(continued)

Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	70,000	75,075
		7,237,601

Packaged Foods & Meats–1.28%

Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	45,000	46,800
Mondelez International Inc., Sr. Unsec. Global Notes, 6.88%, 02/01/38	1,255,000	1,635,828
Sr. Unsec. Notes, 6.88%, 01/26/39	850,000	1,122,455
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	90,000	100,575
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	55,000	59,400
Wells Enterprises Inc, Sr. Sec. Notes, 6.75%, 02/01/20(b)	45,000	48,375
		3,013,433

Paper Packaging–0.18%

Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	45,000	48,600
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	370,000	373,641
		422,241

Paper Products–0.17%

International Paper Co., Sr. Unsec. Global Notes, 4.75%, 02/15/22	280,000	310,299
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	13,000	13,162
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	30,000	31,950
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	50,000	52,250
		407,661

Personal Products–0.61%

Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	805,000	844,517
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	610,000	551,462
First Quality Finance Co., Sr. Unsec. Notes, 4.63%, 05/15/21(b)	18,000	17,775
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	30,000	30,825
		1,444,579

Pharmaceuticals–0.85%

Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	700,000	695,167

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Pharmaceuticals–(continued)

Teva Pharmaceutical Finance IV LLC (Israel), Sr. Unsec. Gtd. Global Notes, 2.25%, 03/18/20	$665,000	$655,938
Wyeth LLC, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	120,000	155,962
Zoetic Inc., Sr. Unsec. Notes, 3.25%, 02/01/23(b)	485,000	482,733
		1,989,800

Property & Casualty Insurance–1.22%

CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,383,068
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	742,853
XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	710,000	747,807
		2,873,728

Railroads–1.14%

Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	225,000	243,779
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	770,000	932,870
Sr. Unsec. Notes, 5.50%, 04/15/41	1,350,000	1,511,884
		2,688,533

Real Estate Services–0.01%

CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	32,000	34,560

Regional Banks–1.88%

Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	771,012
Unsec. Sub. Notes, 4.50%, 06/01/18	580,000	636,739
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	409,565
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,205,885
PNC Bank N.A., Sub. Notes, 2.70%, 11/01/22	1,015,000	958,822
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	155,000	181,153
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	40,950
Unsec. Sub. Global Notes, 5.13%, 06/15/17	130,000	132,925
Zions Bancorp., Jr. Unsec. Sub . Notes, 5.80%(d)	80,000	80,800
		4,417,851

	Principal Amount	Value

Research & Consulting Services–0.52%

FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	$60,000	$64,650
Novant Health, Inc., Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	1,000,000	1,167,953
		1,232,603

Residential REIT’s–0.40%

Essex Portfolio LP, Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	940,000	943,504

Retail REIT’s–1.03%

Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	935,000	930,743
3.25%, 10/15/22	600,000	582,647
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	290,000	303,613
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	611,563
		2,428,566

Semiconductor Equipment–0.11%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	170,000	175,100
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	10,000	10,650
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	70,000	76,125
		261,875

Semiconductors–0.02%

Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	35,000	37,625

Soft Drinks–0.46%

Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	750,000	753,012
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	335,000	325,912
		1,078,924

Specialized Finance–2.80%

Air Lease Corp., Sr. Unsec. Global Notes, 6.13%, 04/01/17	80,000	86,900
Sr. Unsec. Gtd. Global Notes, 4.75%, 03/01/20	68,000	69,870
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	10,000	10,900
Sr. Unsec. Global Notes, 6.75%, 04/15/17	110,000	121,550
7.63%, 04/15/20	45,000	51,863

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Specialized Finance –(continued)

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	$15,000	$16,050
5.25%, 03/15/18	95,000	102,600
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	165,000	179,438
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 6.50%, 09/01/14(b)	2,970,000	3,157,481
Sr. Unsec. Global Notes, 4.88%, 04/01/15	500,000	520,312
5.88%, 04/01/19	540,000	581,512
5.88%, 08/15/22	85,000	91,269
8.75%, 03/15/17	40,000	47,260
Sr. Unsec. Notes, 8.25%, 12/15/20	295,000	358,425
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,080,000	1,196,863
		6,592,293

Specialized REIT’s–2.99%

American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	500,000	486,088
4.63%, 04/01/15	820,000	871,646
Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,219,543
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,486,714
HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	282,446
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	45,000	49,950
RHP Hotel Properties L.P./RHP Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 04/15/21(b)	80,000	81,800
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,755,000	1,840,556
6.75%, 12/15/21	500,000	579,063
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	130,000	138,221
		7,036,027

Specialty Chemicals–0.08%

Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	58,000	61,480
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Notes, 11.00%, 05/15/18(b)	15,000	15,600
PolyOne Corp., Sr. Unsec. Notes, 5.25%, 03/15/23(b)	75,000	77,437
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	35,000	37,450
		191,967

	Principal Amount	Value

Steel–0.81%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.35%, 06/01/19	$770,000	$956,257
Sr. Unsec. Global Notes, 6.75%, 02/25/22	20,000	21,536
7.25%, 03/01/41	135,000	132,274
Commercial Metals Co., Sr. Unsec. Notes, 4.88%, 05/15/23	14,000	13,405
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	65,000	70,850
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	96,000	102,480
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	35,000	36,225
Sr. Unsec. Notes, 7.00%, 02/01/18	40,000	42,600
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	580,000	539,814
		1,915,441

Technology Distributors–0.00%

Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,675

Tires & Rubber–0.03%

Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	50,000	58,250

Tobacco–1.09%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	1,000,000	1,073,062
4.75%, 05/05/21	935,000	1,036,548
9.70%, 11/10/18	340,000	464,773
		2,574,383

Trading Companies & Distributors–0.01%

RSC Equipment Rental Inc./ RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21	25,000	27,812
United Rentals North America Inc., Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	5,000	5,363
		33,175

Trucking–1.00%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	105,000	115,237
9.75%, 03/15/20	35,000	41,169
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	100,000	109,125
7.38%, 01/15/21	55,000	60,981
Penske Truck Leasing Co. L.P./PTL Finance Corp., Sr. Unsec. Notes, 4.25%, 01/17/23(b)	2,000,000	2,025,614
		2,352,126

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–1.60%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	$620,000	$558,391
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	637,708
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	176,000	176,440
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,365,663
Intelsat Luxembourg SA (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	80,000	84,600
8.13%, 06/01/23(b)	40,000	43,000
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.25%, 04/01/21(b)	50,000	52,500
6.63%, 11/15/20	105,000	112,875
6.63%, 04/01/23(b)	50,000	53,000
7.88%, 09/01/18	35,000	38,238
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	35,000	36,531
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	110,000	110,962
6.90%, 05/01/19	75,000	81,281
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22	80,000	83,200
7.00%, 08/15/20	25,000	27,219
11.50%, 11/15/21	15,000	20,775
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	60,000	67,425
9.00%, 11/15/18(b)	45,000	54,788
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	150,000	159,000
		3,763,596
Total U.S. Dollar Denominated Bonds and Notes (Cost $215,972,197)		230,946,848

	Shares

Preferred Stocks–1.16%

Consumer Finance–0.00%

Ally Financial, Inc., Series G, 7.00% Pfd.(b)	7	6,863

Diversified Banks–0.49%

CoBank ACB, Series F, 6.25% Pfd.(b)	10,000	1,070,625
Royal Bank of Scotland Group PLC (The), Series T, 7.25% Jr. Sub. Pfd. (United Kingdom)	3,080	77,061
		1,147,686

	Shares	Value

Multi-Line Insurance–0.05%

Hartford Financial Services Group Inc. (The) 7.88% Jr. Sub. Pfd.	4,135	$126,531

Office REIT’s–0.01%

DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	560	14,756

Regional Banks–0.44%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	817,800
Zions Bancorp., Series C, 9.50% Pfd.	7,220	183,966
Zions Bancorp., Series H, 5.75% Pfd.	1,000	24,780
		1,026,546

Reinsurance–0.16%

Reinsurance Group of America, Inc. 6.20% Sr. Unsec. Sub. Variable Rate Pfd.	14,000	376,040

Tires & Rubber–0.01%

Goodyear Tire & Rubber Co. (The) $2.94 Conv. Pfd.	420	20,979
Total Preferred Stocks (Cost $2,522,512)		2,719,401

	Principal Amount

Asset-Backed Securities–0.91%

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(c)	$700,000	798,599
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	500,000	525,083
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	790,000	824,986
Total Asset-Backed Securities (Cost $1,889,407)		2,148,668

Municipal Obligations–0.38%

Florida (State of) Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB 3.00%, 07/01/20	570,000	559,073
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable BAB RB, 6.64%, 04/01/57	300,000	345,033
Total Municipal Obligations (Cost $889,500)		904,106

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–0.27%(e)

Broadcasting–0.06%

Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	$138,122

Casinos & Gaming–0.05%

Codere Finance Luxembourg S.A. (Spain), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	65,000	55,330
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	70,000	71,904
			127,234

Construction Materials–0.06%

Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	100,000	141,169

Food Distributors–0.07%

Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	158,387

Leisure Facilities–0.03%

Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	50,000	66,311
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $635,916)			631,223

U.S. Treasury Bills–0.09%

0.18%, 11/14/13 (Cost $199,835)(f)(g)		$200,000	199,941

Common Stocks–0.01%

Paper Products–0.01%

NewPage Holdings Inc., (Acquired 07/21/11-08/29/11; Cost $38,584)(b) (h)		180	17,100
TOTAL INVESTMENTS–101.00% (Cost $222,147,951)			237,567,287
OTHER ASSETS LESS LIABILITIES–(1.00)%			(2,343,164)
NET ASSETS–100.00%			$235,224,123

Investment Abbreviations:

BAB	—Build America Bonds
CAD	—Canadian Dollar
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
RB	—Revenue Bonds
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933 (the “1933 Act”), as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2013 was $60,676,190, which represented 25.80% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2013.

(d)	Perpetual bond with no specified maturity date.

(e)	Foreign denominated security. Principal amount is denominated in currency indicated.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(h)	Non-income producing security acquired as part of the New Page Corp. bankruptcy reorganization.

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2013

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Foreign Currency Contracts – The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

Invesco Bond Fund

E.	Foreign Currency Contracts – (continued)

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk,

Invesco Bond Fund

G.	Swap Agreements – (continued)

either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Leverage Risk – Leverage exists when a Trust can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Bond Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,641,913	$1,094,588	$--	$2,736,501
U.S. Treasury Securities	--	199,941	--	199,941
Corporate Debt Securities	--	230,946,848	--	230,946,848
Foreign Debt Securities	--	631,223	--	631,223
Asset-Backed Securities	--	2,148,668	--	2,148,668
Municipal Obligations	--	904,106	--	904,106
	1,641,913	235,925,374	--	237,567,287
Foreign Currency Contracts*	--	6,197	--	6,197
Futures*	(45,996)	--	--	(45,996)
Swap Agreements*	--	(186,636)	--	(186,636)
Total Investments	$1,595,917	$235,744,935	$--	$237,340,852

* Unrealized appreciation (depreciation)

NOTE 3 -- Derivative Investments

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	8	September-2013	$1,217,000	$(27,954)
U.S. Treasury 5 Year Notes	70	September-2013	8,568,984	(23,663)
Subtotal				$(51,617)
Short Contracts
U.S. Treasury 10 Year Notes	43	September-2013	(5,556,406)	5,621
Total				$(45,996)

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional	Unrealized
	Counterparty	Deliver		Receive		Value	Appreciation
08/08/13	RBC Dain Rauscher	EUR	316,000	USD	413.312	$410,828	$2,485
08/08/13	RBC Dain Rauscher	GBP	108,000	USD	167,720	164,008	3,712
							$6,197

    Currency Abbreviations:

   EUR -- Euro

   GBP -- British Pound Sterling

   USD -- U.S. Dollar

Invesco Bond Fund

Open Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America	Citigroup Inc.	Buy	(1.00%)	06/20/17	0.72%	$ 2,500,000	$ 158,915	$ (186,636)
(a)	Implied credit spreads represent the current level as of May 31, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2013 was $14,445,559 and $19,228,447, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,849,289
Aggregate unrealized (depreciation) of investment securities	(1,575,631)
Net unrealized appreciation of investment securities	$14,273,658
Cost of investments for tax purposes is $223,293,629.

Invesco Bond Fund

Item 2. Controls and Procedures.

(a)	As of May 23, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2013, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 30, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 30, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 30, 2013

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.